Exhibit 24

                                POWER OF ATTORNEY


      Each person whose signature appears below designates and appoints DUANE C. McDOUGALL, G. W. HAWLEY and DONALD S. WADDELL, and each of them, the person's true and lawful attorneys-in-fact and agents to sign the Annual Report on Form 10-K for the year ended December 31, 2000, of Willamette Industries, an Oregon corporation, and to file said report, with all exhibits thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to perform every act and execute any instrument that they deem necessary or desirable in connection with said report, as fully as the person could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

      IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 8th day of February, 2001.

              Signature                                  Title
              ---------                                  -----

--------------------------------      President and Chief Executive Officer and
Duane C. McDougall                    Director (Principal Executive Officer)

--------------------------------      Executive Vice President and Chief
Greg W. Hawley                        Financial Officer, Secretary and Treasurer
                                      (Principal Financial Officer)

--------------------------------      Corporate Controller
Donald S. Waddell                     (Principal Accounting Officer)

--------------------------------      Chairman of the Board
William Swindells

--------------------------------      Director
Winslow H. Buxton

--------------------------------      Director
Gerard K. Drummond

--------------------------------      Director
Kenneth W. Hergenhan

--------------------------------      Director
G. Joseph Prendergast

--------------------------------      Director
Stuart J. Shelk, Jr.

--------------------------------      Director
Robert M. Smelick

--------------------------------      Director
Michael G. Thorne

--------------------------------      Director
Benjamin R. Whiteley